UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/31/2006

VistaPrint Limited
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51539

Bermuda	98-0417483
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Canon's Court
22 Victoria Street
Hamilton, Bermuda HM 12
(Address of principal executive offices, including zip code)

(441) 295-2244
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On July 31, 2006, the Registrant issued a press release announcing its financial results for the quarter and fiscal year ended June 30, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On July 31, 2006, the Registrant issued a press release announcing that Harpreet Grewal had agreed to become the Chief Financial Officer of the Registrant no later than October 2, 2006. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

99.1    Press release dated July 31, 2006 entitled "VistaPrint Reports Fourth Quarter and Full Fiscal Year 2006 Financial Results."
99.2    Press release dated July 31, 2006 entitled "VistaPrint Announces New Chief Financial Officer."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VistaPrint Limited

Date: July 31, 2006	By:	/s/ Robert S. Keane
Robert S. Keane
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated July 31, 2006 entitled "VistaPrint Reports Fourth Quarter and Full Fiscal Year 2006 Financial Results."
EX-99.2	Press release dated July 31, 2006 entitled "VistaPrint Announces New Chief Financial Officer."